Restricted Cash and Short-Term Deposits	9 Months Ended
Sep. 30, 2022
Supplemental Cash Flow Elements [Abstract]
Restricted cash and short-term deposits	RESTRICTED CASH AND SHORT-TERM DEPOSITS
Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	September 30, 2022	December 31, 2021
Restricted cash in relation to the Hilli (1)	61,123	60,720
Restricted cash in relation to the Golar Arctic performance guarantee (2)	38,492	—
Restricted cash and short-term deposits held by lessor VIEs (note 12)	17,503	16,523
Restricted cash in relation to the LNG Croatia (3)	11,344	11,328
Restricted cash related to Hygo performance guarantee (4)	1,520	1,500
Restricted cash relating to office lease	967	2
Restricted cash in relation to liability on legacy UK tax leases (5)	—	16,000
Total restricted cash and short-term deposits	130,949	106,073
Less: Amounts included in current restricted cash and short-term deposits	(19,025)	(34,025)
Long-term restricted cash	111,924	72,048
(1) In November 2015, in connection with the issuance of a $400 million letter of credit (“LC”) by a financial institution to the customer of the FLNG Hilli, we recognized an initial cash collateral of $305.0 million to support the Hilli performance guarantee. Under the provisions of the LC, the terms allow for a stepped reduction in the value of the guarantee over time and thus, a concurrent reduction in the cash collateral requirements. In May 2021, once the Hilli reached 3.6 million tonnes of LNG production, the LC was reduced to $100 million and the cash collateral to $61.1 million.

(2) In connection with the Arctic SPA, we are required to provide a performance guarantee of €26.9 million and advance repayment guarantees of €163.9 million, which will correspond to the three installment payments from Snam. The performance guarantee and the advance repayment guarantees are to guarantee our contractual and performance obligations of the conversion of the Golar Arctic, respectively. As of September 30, 2022, we recognized a cash collateral for the performance guarantee and first repayment of $29.6 million (€26.9 million) and $8.9 million (€8.1 million), respectively. The performance guarantee and advance repayments guarantees will remain as restricted cash until the final acceptance date (October 2027) and the provisional acceptance date (December 2025), respectively.

(3) In connection with the O&M Agreement, we are required to maintain a performance guarantee of €9.3 million and $1.3 million, which will remain restricted throughout the 10-year term (December 2030) of the O&M Agreement.
(4) In connection with the disposal of Hygo, we provided a $1.5 million performance guarantee to the senior lenders of Centrais Eléctricas de Sergipe S.A. to enable the lenders to waive their requirement for consent in the event of a change of control and extend the technical completion date. The collateral was subsequently released in November 2022 (note 23).

(5) The lessor of our six legacy UK leases had a first priority security interest in relation to the Golar Gandria and second priority interests in relation to the Golar Tundra and Golar Frost with cash collateral of $16.0 million. Upon reaching a settlement in April 2022, these interests were released (note 22).